Filed pursuant to Rule 497(a)
File No. 333-178548

For Immediate Release	For More Information, Contact:
Allen Bourne, Hines Securities
allen.bourne@hines.com
713-966-7792
HMS Income Fund Adds Direct Investment to Portfolio
Company Makes Co-Investment in M.H. Corbin, Inc. with Main Street Capital Corporation
HOUSTON, September 14, 2015 - HMS Income Fund (“HMS”), a business development company sponsored by Hines, today announced a direct co-investment to recapitalize M.H. Corbin, Inc. (“M.H. Corbin”) in conjunction with its sub-advisor, a wholly owned subsidiary of Main Street Capital Corporation (NYSE: MAIN) ("Main Street").

The investment represented $5.0 million out of a total $25.0 million in invested capital in M.H. Corbin.  HMS's investment in M.H. Corbin included a combination of first-lien, senior secured term debt and a direct equity investment.  HMS and Main Street partnered with M.H. Corbin's founders and other members of management to facilitate the recapitalization.

Founded and headquartered in Plain City, Ohio, M.H. Corbin (www.mhcorbin.com) is a prominent manufacturer and distributor of highway safety and traffic management products.  M.H. Corbin's manufactured products include highway advisory radios, portable traffic analyzers, distance measurement instruments, fiberglass noise barriers and flashing beacons.  M.H. Corbin's distributed products include intelligent traffic devices, traffic safety equipment, impact attenuation products and road weather information systems.

About HMS Income Fund
HMS is a publicly registered, non-listed business development company sponsored by Hines, an international investment management firm. The primary investment objective of HMS is to generate current income through debt and equity investments in private middle market and lower-middle market U.S. companies. Its secondary objective is to generate long-term capital appreciation through such investments. HMS is managed by HMS Adviser LP and is sub-advised by a wholly owned subsidiary of Main Street Capital Corporation (NYSE: MAIN), a publicly traded business development company. To learn more, please visit www.hinessecurities.com.

About Main Street Capital Corporation
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street's portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, re-financings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its lower middle market portfolio. Main Street's lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street's middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street's common stock trades on the New York Stock Exchange ("NYSE") under the symbol "MAIN." In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol "MSCA."

For more information, please read the prospectus, which you can obtain by visiting www.hinessecurities.com or calling Hines Securities, Inc. at 888.446.3773. You should read the prospectus carefully in order to fully understand the objectives, risks, sales charges, fees and expenses of HMS Income Fund before investing or sending money. No offering is made in the State of New York except by a prospectus filed with the Department of Law of the State of New York. A copy of the prospectus must be made available to you in connection with any offering. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of this offering or determined if the prospectus is truthful and complete. Any representation to the contrary is a criminal offense.